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                                                   Filed pursuant to Rule 497(e)
                                                 File Nos. 2-98772 and 811-04347

                                    GMO TRUST

                                  SUPPLEMENT TO
                    GMO TRUST PROSPECTUS DATED JUNE 30, 2006

GMO STRATEGIC FIXED INCOME FUND

Effective the close of business on September 29, 2006, the last paragraph of the section captioned "Principal investment strategies" on page 58 of the Prospectus is replaced with the following paragraph:

     The Manager seeks to cause the duration of the Fund's portfolio to approximate that of its benchmark (generally 90 days). The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

Effective the close of business on September 29, 2006, the section captioned "Benchmark" on page 58 of the Prospectus is replaced with the following paragraph:

     The Fund's benchmark is the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Index measures the total return performance of three-month euro-currency deposits.

Supplement Date: September 29, 2006